EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A (Amendment No. 1) (the “Report”) of Oilsands Quest Inc. (the “Company”) for the period ended April 30, 2010, the undersigned T. Murray Wilson, the Chairman, President and Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 21, 2010
/s/ T. Murray Wilson

T. Murray Wilson, Chairman, President and Chief Executive Officer

EX-4